STANDARD LEASE

This Lease, dated October __, 1998, between 230 CLEMATIS STREET LIMITED PARTNERSHIP, a Florida limited partnership, whose address is 400 Clematis Street, Suite 205, West Palm Beach, Florida 33401 ("Lessor"), and SFORZA ENTERPRISES, INC., a Florida corporation, whose principal address is 222 Clematis Street, Suite 202, West Palm Beach, Florida 33401 ("Lessee").

         1. PREMISES. Lessor hereby leases to Lessee that certain interior space commonly referred to as Suite 202, 222 Clematis Street, West Palm Beach, Florida 33401 (the "Leased Space"). The Leased Space is also herein referred to as the "Premises".

         2. LEASE TERM AND COMMENCEMENT DATE. The term of this Lease (the "Lease Term") shall commence on November 1, 1998 (the "Lease Commencement Date"), and expires on October 31, 1999. Lessee accepts the Premises on an "as is" basis. Lessee shall execute Lessor's Lease Commencement Certificate when Lessor tenders possession of the Premises.

         3. USE. (a) Lessee shall use and occupy the Premises for the following purpose only, and no other: a work-live space. No more than two persons shall regularly live in the Premises at any time. Lessee shall be in continuous use and occupancy of the Premises and shall not vacate nor abandon the same during the Lease Term.

         (b) Such use shall be consistent with, and considerate of, other tenants in the building, which include office and retail businesses and their clientele, as well as residential tenants living in the building containing the Premises. The use of the Premises is subject to regulations prescribed by Lessor from time to time.

         (c) The Premises shall be maintained in a neat, orderly, and attractive manner. In the event Lessor is dissatisfied with the appearance of Lessee's Premises, it shall specify the items which in Lessor's opinion fail to satisfy this Lease's appearance requirements, and Lessee shall either (i) correct such deficiencies or (ii) respond in writing to Lessor as to why it is in compliance. Lessee's corrective actions or written response shall be provided within three
(3) days of Lessor's notice.

         4. RENT. See "Rent Rider" attached hereto and which is made a part of this Lease.

         5. SECURITY DEPOSIT. Lessee has deposited with Lessor a Security Deposit in the amount of -$350.00-.

         6. LESSOR'S RULES AND REGULATIONS. The use of the Premises and the Common Areas is subject to regulations prescribed by Lessor from time to time. Lessor will adopt, and Lessee hereby agrees to comply with, rules and regulations regarding the use of the Premises and the Property of which it is a part. Such rules and regulations will be adopted in an effort to assure the users of the Property that no offensive or annoying activity or behavior (including noise generated) will be permitted to occur which disrupts or tends to disrupt the rights of others to the quiet and peaceful enjoyment of their premises. As used herein, the term "Common Areas" means all areas and improvements located within the Property, of which the Premises forms a part, which property is more particularly described on Exhibit "A" hereto (the "Property"). Unless covered by a separate written parking agreement (which shall solely govern Lessee's parking privileges, if any), Lessor's parking lot at the rear of the Property is not available for the use of Lessor's tenants, or such tenants' employees, customers, agents, invitees, and vendors.

         7. MODIFICATION. The Common Areas are subject to the absolute control of Lessor, and Lessor may increase, reduce or change the number, dimensions or location of walkways, buildings, parking (if any) and other areas.

         8. SIGNS. Lessee shall not place, erect nor install any signage nor allow to be erected nor installed any signs, printed displays, or window lettering visible from outside the Premises without the prior written approval of Lessor. All such signs, if allowed by Lessor, shall be maintained in a good and safe condition and appearance at Lessee's expense and Lessee shall repair any damage to the Premises, Common Areas, or Property resulting from the erection, maintenance or removal of said signs.

         9. LIENS; IMPROVEMENTS AND ALTERATIONS OF PREMISES BY LESSEE. Lessee shall have no right to make any improvements or alterations to the Premises, without the prior written consent of Lessor, which shall be in Lessor's sole discretion.

         The interest of Lessor in the Premises and the Property is not subject to liens for improvements or alterations made by Lessee. Lessee shall comply with the Mechanic's Lien Law of the State of Florida as set forth in Florida Statutes, Chapter 713. Lessee shall not create nor permit to be created nor remain as a result of any action or work done or contracted for by Lessee, any lien, encumbrance or charge levied on account of any mechanic's, laborer's or materialman's lien which might be or become a lien, encumbrance or charge upon the Premises. Any such lien shall be discharged within ten (10) days after notice of the filing thereof, by payments, deposit, bond, order of a court of competent jurisdiction or otherwise. Failure to do so shall constitute a Default hereunder.

         Pursuant to Section 713.10, Florida Statutes, as amended from time to time, the parties will, at the option of Lessor, execute, acknowledge and deliver a Short Form of Lease or Notice of Lien Prohibition in the form prescribed by Lessor. At Lessor's option, Lessor may record such instrument or instruments.

         10. REPAIRS BY LESSOR. Lessor agrees to keep and maintain only the structural components of the roof, structural components and exterior walls (exclusive of all signs, doors, windows, and glass, including plate glass) of the Premises. If any such

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maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of duty by Lessee, its agents, servants, employees or invitees, or any damage is caused to the Leased Space by breaking or entering, Lessee shall pay to Lessor the actual cost of such maintenance and repairs. Lessor shall not be liable for failure to make such repairs or to perform any maintenance, unless Lessor shall be guilty of willful misconduct or gross negligence.

         11. REPAIRS BY LESSEE. Lessee shall, at its own cost and expense, keep and maintain the Premises in good order and repair except such portions of the Premises to be repaired by Lessor. Without limiting the foregoing, Lessee agrees to keep in good order and repair, and to maintain and replace as needed, all fixtures pertaining to heating, air conditioning (including compressors, fans and ducts), ventilation, electrical and sprinkler systems and Lessee shall be liable for any damage to such systems resulting from Lessee's misuse. Lessee shall obtain, at its expense, a service contract for repairs and maintenance of the heating and air-conditioning system for the Premises which conforms to the warranty requirements of said system. Lessee agrees to return the Premises to Lessor broom clean, at the expiration or sooner termination of this Lease, and in good condition and repair, reasonable wear and tear expected.

         12. COMPLIANCE WITH LAW. Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Governments and any of their departments, applicable to the Premises, and shall further comply with the requirements of all insurance carriers respecting the same. Such compliance shall include, without limitation, all statutes etc. related to environmental conditions, as well as complying with all Code requirements, including the Americans with Disabilities Act ("ADA").

         13. UTILITIES; JANITORIAL. Lessee shall pay the cost of gas, electricity, fuel, light, heat, power, water, telephone, cable, and all other utilities furnished to the Premises or use by Lessee in connection therewith, whether such utility costs are determined by separate metering or are billed by Lessor as Additional Rent based upon Lessor's reasonable determination of Lessee's consumption. Lessee is responsible for its own interior janitorial services.

         14. PERSONAL PROPERTY TAXES. Lessee shall pay all personal property taxes assessed against or levied upon Lessee's fixtures, signs, furnishings, equipment, and all other personal property of any kind owned by Lessee and used in connection with the Premises.

         15. LIABILITY INSURANCE. Lessee shall carry at its own expense Comprehensive General Public Liability (to include Bodily Injury) and Property Damage Insurance with combined single limits of not less than $1,000,000.00 with insurance companies authorized to do business in Florida and satisfactory to Lessor (an insurance company with Best's Key Rating Guide; Property - Casualty of not less than "A+" shall be deemed satisfactory to Lessor), insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, including loss of income. In addition, Lessee shall maintain any Workmen's Compensation coverage required under Florida law in full force and effect during this Lease Term. The insurance policy or policies shall contain provisions prohibiting the modification or cancellation of insurance with at least thirty (30) days prior written notice to Lessor. Lessee shall deliver said policies or certificates thereof to Lessor by the earlier of Lessee's occupancy of the premises or commencement of any construction improvements thereto and thereafter, renewal policies or certificates shall be delivered to Lessor not less than thirty (30) days prior to expiration.

         16. LIMITED LIABILITY. Lessor, or its agents, shall not be liable for any loss or damage to persons or property from water or rain which may leak from any part of the Property, or from pipes, appliances, or plumbing works therein, or from the roof, street or subsurface or from any other place resulting from any cause whatsoever, unless caused by or due to the gross negligence or willful misconduct of Lessor, its agents, servants, or employees. All property of Lessee kept or stored on the Premises shall be kept or stored at the risk of Lessee and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, unless such damage shall be caused by the willful misconduct or gross negligence of Lessor. Lessee acknowledges that the police and law enforcement security protection provided by law enforcement agencies for the Premises is limited to that provided to other businesses or enterprises situated in Palm Beach County and any special security measures deemed necessary for additional protection of the Premises shall be at the sole responsibility and expense of Lessee.

         17. DAMAGE OR DESTRUCTION. If the Premises are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder(s) of mortgages, if any, covering the Premises, the damage shall be repaired by and at the expense of Lessor to the extent of such available insurance proceeds, provided such repairs can, in Lessor's sole opinion, be made within ninety (90) days after the occurrence of the casualty without the payment of overtime or other premiums. Until such repairs are completed, the rent shall be abated in proportion to that part of the Premises which is unusable by Lessee in the conduct of its business, as determined in the sole discretion of Lessor. If the damage is due to the fault or neglect of Lessee or its employees, contractors, agents or invitees, there shall be no abatement of rent. If the Premises are damaged as result of any cause not covered by fire and extended coverage insurance or if the insurance proceeds have not been made available or if, in Lessor's opinion, the repairs cannot be made within ninety (90) days, Lessor shall have the option: (i) to repair or restore such damage, this Lease continuing in full force and effect but the rent shall be proportionately reduced during the repair period or; (ii) give Notice to Lessee, at any time within ninety (90) days after such damage, terminating this Lease as of the casualty date and all interest of Lessee in the Premises shall terminate.

         18. CONDEMNATION. If the whole of the Premises or so much thereof as to render the balance unusable by Lessee shall be taken under power of eminent domain or otherwise transferred in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation. No award for any total or partial taking shall be apportioned and Lessee hereby assigns to Lessor any award which may be made in such taking or condemnation; provided, however, nothing contained herein shall be deemed to give Lessor any interest in or require Lessee to assign to Lessor any award made to Lessee for the taking of personal property belonging to Lessee, and removable by Lessee at the expiration of this Lease.

         19. ASSIGNMENT AND SUBLETTING. Lessee shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease or sublet the Premises, or any part thereof, or permit the Premises, or any part thereof, to be used for any purpose other than as set forth in this Lease. Unless approved in writing by Lessor, not to be unreasonably withheld, any sale, assignment, transfer or subletting of this Lease, or the Premises, contrary to the provisions of this section shall be void and shall, at the option of Lessor, constitute a Default under this Lease. If Lessee is a corporation, any merger, consolidation or liquidation or any change in ownership or power to vote of twenty percent (20%) or more of the total outstanding stock ownership shall constitute an assignment under this Lease.

         20. SUBORDINATION. This Lease is subject and subordinate to any and all mortgages, deeds of trust, protective land covenants, or leasehold estates pursuant to a ground lease, now existing, or which may hereafter be executed, covering the Premises or the real property of which the same are a part. Lessee agrees to execute, acknowledge and deliver upon request, any and all documents or instruments requested by Lessor to evidence the subordination of this Lease to any such mortgages, deeds of trust, protective land covenants or leasehold estates. Lessee hereby agrees to attorn to any person, firm or corporation purchasing or otherwise acquiring the Property at any sale or other proceeding, or pursuant to the exercise of any other rights, powers or remedies under such mortgages or deeds of trust or leasehold estate as if such person, firm or corporation had been named as Lessor herein. Lessee agrees to execute, acknowledge and deliver in recordable form to any proposed mortgagee or purchaser or to Lessor or to such other person designated by Lessor, a certificate certifying, if such be the case, (i) that this Lease is in full force and effect and there are no defenses or offsets thereto, or if Lessee claims any defenses or offsets, stating those claimed by Lessee; (ii) that Lessee has accepted possession of the Premises as of the date of such certificate; and (iii) that Lessee agrees to notify any proposed mortgagee or purchaser of any Default by Lessor hereunder which would entitle Lessee to cancel this Lease or abate Base Rent, Additional Rent or other sums payable hereunder. Lessor's written request therefor shall be conclusive that this Lease is in full force and effect without modification except as may be represented by Lessee.

         21. DEFAULT. If Lessee shall (i) fail to pay the rent or any other item to be paid by Lessee hereunder when due and such failure shall not have been cured within three (3) days after written Notice thereof by Lessor to Lessee;
(ii) fail to perform any other term, covenant, or condition of this Lease and such failure shall not have been cured to the satisfaction of Lessor within twenty (20) days after written Notice thereof by Lessor; (iii) vacate or abandon the Premises; or (iv) fail to open within sixty (60) days after the Commencement Date as set forth in this Lease; then Lessor may, at its option, declare Lessee to be in Default hereunder, and thereupon, Lessor shall be entitled, without further notice, to terminate this Lease and accelerate the payment of Base Rent and Additional Rent for the balance of the term hereof or, in addition, exercise any one or more of the remedies provided herein or permitted by law.

         In the event of a Default by Lessee, Lessor may, at its option, elect any of the following remedies:

         (a) re-enter and take possession of the Premises and remove all persons and property from the Premises at the cost and for the account of Lessee without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, or Lessor may terminate this Lease. In the event Lessor elects to re-enter and take possession of the Premises without terminating this Lease, Lessor may, as agent of Lessee, relet the Premises, or any part thereof, for such term or terms, which may be for a term extending beyond the term of this Lease, at such rental or rentals, and upon such other terms and conditions as Lessor, in its discretion, may deem advisable, with the right to make alterations and repairs to the Premises. Upon any such reletting, Lessor shall receive and collect the rents therefor, applying the same first to the payment of such expenses as Lessor may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses and attorney's fees, placing the same in good order and condition, repairing or altering the Premises for reletting and all other expenses, commissions and charges paid, assumed or incurred by Lessor in or about reletting the Premises, and then to the fulfillment of the Lease obligations of Lessee. In any event, and whether or not the Premises or any part thereof is relet, Lessee shall pay Lessor for all such amounts required to be paid by Lessee up to the time of re-entry by Lessor and thereafter. Lessee shall, if required by Lessor, pay to Lessor until the expiration or termination of this Lease, an equivalent of that amount equal to all Base Rent and Additional Rent, and other charges required to be paid by Lessee under the terms hereof, less the proceeds, if any, of such reletting, and the same shall be due and payable on the first day of each calendar month during the remainder of this Lease.

         (b) re-take and recover possession of the Premises, and accelerate and collect all Base Rent and Additional Rent, and other charges required to be paid by Lessee for the balance of the Lease Term under the terms hereof.

         22. WAIVER OF JURY. Lessor and Lessee hereby mutually, voluntarily, and intentionally waive the right either may have to a trial by jury in respect to any and all civil actions commenced by either party in connection with this Lease.

         23. ACCESS BY LESSOR. Lessor, and its agents, shall have the right to enter the Premises at all reasonable times for any purpose including the making of such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable. Lessee's keys to the Premises shall conform to Lessor's key system for the building in order that Lessor's master key may access the Premises. If Lessee installs a security system for the Premises, Lessor shall be provided with the access code.

         24. SALE BY LESSOR. In the event of any transfer of Lessor's interest in the Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor occurring after such transfer provided however, any funds in the hands of Lessor at the time of such transfer, in which Lessee has an interest, shall be turned over to the transferee and any amounts then due and payable to Lessee by Lessor under any provisions of this Lease shall be paid to Lessee, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall, be binding on Lessor, its successors and assigns only during their respective periods of ownership.

         25. SURRENDER OF PREMISES. At the expiration or termination of this Lease, Lessee shall surrender the Premises to Lessor broom clean and in as good a condition and repair as is reasonable and proper, normal wear and tear excepted. If not then in default, Lessee shall, except as provided otherwise within this Lease, have the right at the end of this Lease to remove any equipment, furniture, trade fixtures or other personal property placed in the Premises by Lessee provided Lessee promptly repairs any damage to the Premises, or the Property, caused by such removal.

         26. NOTICES. Any Notice required or permitted to be given hereunder shall be in writing and shall be given by certified mail, postage prepaid, return receipt requested, addressed to Lessee, or to Lessor, at the address noted on the first page hereof. If certified mail is so utilized, receipt shall be conclusively presumed to have occurred on the third business day after such mailing. Either party may, by Notice to the other, specify a different address for Notice purposes. Notwithstanding the foregoing, upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for Notice purposes.

         27. ATTORNEY FEES. If any legal matter, dispute, action or proceeding exists or is commenced by either party to enforce the obligations of the other under this Lease, the non-prevailing party shall be liable for and shall pay for the expense of attorney fees of prevailing party in such matter. "Attorney fees", as referred to in this Lease, shall include fees and expenses of attorneys, including costs of paralegals and law clerks, for all legal services, negotiation services and collection services through trial and appeal.

         28. HOLDING OVER. Should Lessee continue in occupancy of the Premises after expiration of this Lease without Lessor's consent, Lessee shall become a tenant at sufferance upon each and all of the terms herein provided and any such holding over shall not constitute a renewal or extension of this Lease. During such holding over, Lessee shall pay, at Lessor's sole discretion, Base Rent and Additional Rent at twice the monthly amount which was payable by Lessee immediately prior to the hold over occurrence. Furthermore, Lessee will be liable for any damages Lessor may suffer as a result of

Lessee's hold over, including, but not limited to, any and all damages resulting from Lessor's inability to give possession of the Premises to a new tenant, or prepare the space for same.

         29. BROKERS. Lessee warrants it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease, and it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Lease and Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims for any such commissions.

         30. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit. This notice is given pursuant to 404.056(8) Florida Statutes.

         31. NONRECOURSE AS TO LESSOR. Notwithstanding any provisions herein to the contrary, neither Lessor nor its partners, nor the agent of Lessor, nor the owners of the Property, shall be personally liable for the breach of any provisions of this Lease. In the event of any such breach, Lessee shall look solely to Lessor's equity in the land and building of which the Premises are a part for the satisfaction of all of Lessee's rights and remedies. Such exception of personal liability is absolute and unconditional.

         32. CONSTRUCTION BY LESSEE. (a) Before commencing any alterations, or installations, in or to the Premises, Lessee shall submit the plans and specifications therefor as well as its budget concerning the cost of the same to Lessor or its agent for Lessor's written approval, such approval to be in Lessor's sole discretion. Lessor's rights hereunder extend to, and include, by way of example and not of limitation, the right to approve, or disapprove, of Lessee's contractor or subcontractors. All work to be done by Lessee shall be performed in strict accordance with the approved plans and specifications and budget, unless otherwise approved in writing by Lessor. Lessee shall comply at its expense, with all present and future governmental requirements arising out of and in connection with, or necessitated by such alterations or installations.

         (b) Before commencing any work or installing any equipment, Lessee shall obtain necessary consents, authorizations and licenses from all governmental authorities have jurisdiction. Further, prior to the commencement of such work, the contractor performing the work shall secure Builders' Risk Insurance on a completed value form with Lessor and Lessee as named insured, in an amount not less than one hundred (100%) percent of the value of the work.

         (c) Lessee's improvements shall comply in all respects with the ADA and the Florida Statutes implementing such federal law and regulations.

         33. INTEREST. Any amount due Lessor not paid when due shall bear interest at eighteen (18%) percent per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

         34. FURTHER CONDITIONS. Notwithstanding any other provision of this Lease, in the event Lessee is late in the payment of its rent more than three
(3) times during the term of this Lease or any extensions thereof, then Lessor, at Lessor's option and in Lessor's sole discretion, and without any further notice, may terminate this Lease.

         35. TIME. Time is of the essence of this agreement.

         36. WAIVER. Lessor's failure to take or delay in taking advantage of any default or breach of covenant on part of Lessee shall not be construed as a waiver thereof, nor shall any custom or practice which may grow between the parties in the course of administering this Lease be construed to waive or lessen the right of Lessor to insist upon the strict performance by Lessee of any term, covenant or condition hereof, or to exercise any rights of Lessor on account of any such default. In no case will Lessor be deemed to have waived any of Lessor's rights under this Lease, law or equity, unless Lessor delivers to Lessee a written waiver executed by an officer of Lessor which expressly identifies the right being waived. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, a waiver of any breach of any term, covenant, or condition of this Lease. The presentation of any rent or other charge hereunder in the form of a check marked by Lessee to constitute a waiver of any default shall not constitute such waiver even though endorsed and cashed by Lessor unless Lessor expressly agrees to waive such default by separate written instrument. No surrender of the Premises for the remainder of the Lease Term shall operate to release Lessee from liability hereunder.

         37. SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Lease as of the day and year first above written.

Witnessed as to Lessor             Lessor: 230 CLEMATIS STREET LIMITED
                                           PARTNERSHIP, a Florida limited
                                           partnership, by REN GP CORP., a
                                           Florida corporation, its general partner

__________________________         BY: ____________________________
                                           Title:

__________________________         Date Executed:____________________


Witnessed as to Lessee             Lessee: SFORZA ENTERPRISES, INC.,
                                           a Florida corporation


__________________________         BY: ____________________________
                                           Title:

__________________________         Date Executed:____________________


                                   RENT RIDER

         1. TOTAL REMITTANCE TO LESSOR. The total monthly remittance to Lessor shall include Base Rent, Additional Rent, and Florida sales tax as provided below.

         2. BASE RENT. Base Rent, as set forth below, shall be paid in advance on or before the first day of each calendar month during this Lease Term:

         Base Rent from November 1, 1998, through November 30, 1999: equal monthly payment of $1,030.00.

         Base Rent from December 1, 1998, through October 31, 1999: equal monthly payments of $1,450.00.

The first full month and last months' rents, and applicable sales tax, shall be paid to Lessor upon the execution of this Lease.

         3. ADDITIONAL RENT. It is the intent for the Base Rent payable to Lessor to be absolutely net of all increased expenses associated with taxes, insurance, and operating expenses for the Property over those in effect for 1999 (the "Base Year"). Therefore, if Lessee continues to occupy the Premises on January 1, 2000, then commencing January 1, 2000, in addition to Base Rent, Lessee shall pay the following as Additional Rent:

         (a) Taxes. Lessee's Pro Rate Share (as hereinafter defined) of the amount of any increase in all real and personal property taxes and assessments (including, without limitation, sanitary taxes, extraordinary or special assessments and all costs and fees including reasonable attorney's fees incurred by Lessor in contesting the same) levied, imposed or assessed upon the Property over those in effect for the Base Year, plus the full amount of any real property tax assessment that is directly attributable to improvements by Lessee to the Premises.

         (b) Insurance. Lessee's Pro Rata Share of the amount of any increase in the total cost to the Lessor of all fire, extended coverage, liability, workmen's compensation and other insurance coverage carried by Lessor with respect to the Property, over the cost thereof for the Base Year.

         (c) Operating Costs. Lessee's Pro Rata Share of the amount of any increases to Lessor in total Operating Cost over those in effect for the Base Year. The term "Operating Costs" (and shall include Taxes and Insurance) shall mean the total cost and expenses incurred in connection with the normal administration (including a management fee), operation, preventive and corrective maintenance and repair of the Property, the implementation and costs for which shall be at the sole discretion of Lessor and whether paid to employees of Lessor or parties engaged by Lessor. Lessor shall have the right, but not the obligation, to direct that trash intensive lessees within the Property arrange for the use of their own trash receptacle and removal service at Lessee's expense, or in the alternative, Lessor may assess a surcharge for the excess trash collection and removal service.

         (d) Lessee's Pro Rate Share. Lessee's Pro Rata Share is 3.1%.

         (e) In the event Lessor determines that Lessee's consumption or use of various amenities, services or Lessor-provided utilities is excessive, in Lessor's sole discretion and judgment, then Lessor may assess Lessee with a monthly surcharge to reimburse itself for such excessive consumption or usage. Lessee shall pay such surcharge to Lessor along with its Base Rent. Alternatively, Lessor, at its option and its sole discretion, may discontinue providing the excessively consumed or used amenity, service or utility and direct Lessee to arrange for such amenity, service or utility on its own, at Lessee's sole expense.

         (f) Adjustment Procedure. Notwithstanding any other provision herein to the contrary, it is agreed that in the event all of the space in the building contained on the Property is not occupied or provided with building standard services during any year, an adjustment shall be made in computing Additional Rent so that those components of Additional Rent which may vary with occupancy or levels of services shall be computed for such year as though all of the space in the building has been occupied or provided with building standard services during such year.

         4. PAYMENT OF ADDITIONAL RENT. (a) Estimated Payments. Lessee shall pay Lessor, together with the Base Rent, a monthly installment of estimated Additional Rent as set forth by Lessor.

         (b) Reconciliation Payment of Actual Additional Rent Payable. Within one hundred and twenty (120) days of the end of each calendar year under this Lease, Lessor shall endeavor to deliver to Lessee a statement of the actual Additional Rent payable by Lessee for the prior year. Any further Additional Rent amount due to Lessor shall be paid by Lessee within thirty (30) days following Lessor's delivery of said statement. If the total of the estimated payments is greater than the actual Additional Rent for the same period. Lessee shall receive a credit against the next due payment of estimated Additional Rent. Should a credit be due Lessee at the termination of this Lease, Lessor shall remit payment to Lessee within thirty (30) days of notification that said credit is due Lessee.

         5. ADMINISTRATIVE CHARGE FOR LATE PAYMENT. Payments of Base Rent and Additional Rent not received by the first (1st) of the month shall be subject to an administrative charge of five (5%) percent of the unpaid amount.

         6. REMITTANCE OF SALES TAX. To the extent subject to Florida State Sales Tax, such tax shall be added to and remitted along with the payments required under this Rent Rider.

         7. NO SETOFF. All Base Rent, Additional Rent, and all other payments required under this Lease shall be due and payable by Lessee to Lessor, without demand, and without any reduction, abatement, counterclaim or setoff.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Lease effective as of the day and year first above written.

Witnessed as to Lessor          Lessor: 230 CLEMATIS STREET LIMITED
                                        PARTNERSHIP, a Florida limited
                                        partnership, by REN GP CORP., a
                                        Florida corporation, its general partner


________________________        BY: ____________________________________________
                                        Title:


________________________        Date Executed: _________________________________


Witnessed as to Lessee          Lessee: SFORZA ENTERPRISES, INC.,
                                        a Florida corporation


________________________        BY: ____________________________________________
                                        Title:


________________________        Date Executed: _________________________________

                                   EXHIBIT A


                               LEGAL DESCRIPTION
                               -----------------


Lots 5, 6, and 7, Block 5, THE TOWN OF WEST PALM BEACH, FLORIDA, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 1, Page 2.